Exhibit 10.7



                                  COMMON STOCK


      Minimum Shares and Units:               Maximum Shares and Units:

             625,000                                 1,000,000


                                ESCROW AGREEMENT


First Citizens Bank & Trust Company
Attn:  Diane Bowden
Corporate Trust Department - DAC61
Post Office Box 29522
Raleigh, North Carolina  27626-0522

Gentlemen:

This letter will confirm the agreement between the undersigned Smith River Bankshares, Inc, the holding company, (the "Company") for Smith River Community Bank, N.A. (the "Bank") and First Citizens Bank & Trust Company (the "Escrow Agent"), whereby the Escrow Agent agrees to act as escrow agent in connection with a subscription offering for a minimum of 537,500 shares and a maximum of 912,500 shares of the Company's common stock, no par value per share (the "Shares"), which will be sold for an aggregate purchase price of $10.00 per Share and 87,500 Units (Units") which will be sold at an aggregate purchase price of $10.00 per unit, each consisting of one Share and one warrant to purchase one Share in the future at $10.00 per share (the Purchase Price") payable in cash or its equivalent. The offer and sale of the Shares and Units (the "Offering") will be made pursuant to an Offering Circular dated September , 1999, and any subsequent amendments or supplements thereto (collectively, the "Offering Circular").

Pursuant to the Offering Circular, prospective investors who desire to subscribe for Shares and Units (the "Subscribers") will submit written subscription agreements ("Subscription Offers") substantially in the form accompanying the Offering Circular. Under the terms of the Offering, each Subscription Offer must be accompanied by payment in the full amount of $10.00 per Share or Unit subscribed (the "Expense Deposit"). Subscription Offers will be accepted through the date set forth on Exhibit A hereto as the Expiration Date (the "Expiration Date"), which date may be extended by the Company until the date set forth on Exhibit A hereto as the Extended Expiration Date. The Offering may be closed, terminated and/or withdrawn prior to the Expiration Date as described in the Offering Circular. Exhibit A may be amended by mutual agreement of the Company and the Escrow Agent after the date of this Escrow Agreement to include the Expiration Date and Extended Expiration Date, their respective signatures thereto being evidence of such mutual agreement.

In connection with the foregoing, and the Escrow Agent's indicated willingness to provide services in connection with the Offering as described herein, and in confirmation of the terms of this escrow arrangement, the parties hereto agree as follows:


         1. Receipt and Delivery of Payments for Subscribed Shares. In connection with the Offering, and as described in the Offering Circular, the Subscribers will be instructed to make all checks or money orders delivered with a Subscription Offer as an Expense Deposit, or otherwise delivered in payment of the balance of the Purchase Price of Shares or Units, payable to, and to forward the same with their executed Subscription Offers to, the Escrow Agent.

         2. Escrow Account. The Escrow Agent agrees, in the ordinary course of its business, to make presentment for payment of all checks or other payment instruments delivered to it as provided above in Paragraph I above. All funds delivered to or received by the Escrow Agent as set forth above will be received and held by it as escrow agent in a separate and distinct escrow account entitled "Escrow Account for the Benefit of Subscribers for the Shares of Smith River Bankshares, Inc. (the "Escrow Account").

         3.       Release of Escrowed Funds.

               (a) Subject to the other terms and conditions of this Agreement, within two (2) business days following receipt by the Escrow Agent of the written request of the Company's President, the Escrow Agent shall deliver to the Company (i) the entire amount of such Expense Deposits as shall have been deposited to and remain on deposit in the Escrow Account (or such lesser amount thereof as shall have been specified in the written request), or (ii) the entire amount of payments for the balance of the Purchase Price of Shares and Units as shall have been deposited to and remain on deposit in the Escrow Account (or such lesser amount thereof as shall have been specified in the written request).

                      However, notwithstanding anything contained herein to the contrary, no funds shall be released to the Company unless
                      (i) there has been delivered to the Escrow Agent a copy of correspondence received from the Office of the Comptroller of the Currency and the Federal Deposit Insurance Corporation to the effect that the Bank's charter has been preliminarily approved and deposit insurance application has been approved and from the Federal Reserve and Virginia Bureau of Financial Institutions approving the Company's ownership of Bank; (ii) the written request for such release of funds contains or is accompanied by the written certification of the Company's President that Subscription Offers have been received and accepted for at least 537,500 Shares and 87,500 Units, (iii) the Escrow Agent shall have independently determined that collected funds have been deposited in the Escrow Account (including Expense Deposits and payments of the balance of the Purchase Price of Shares, but excluding any such funds that have been refunded to subscribers) in an aggregate amount of at least $6,250,000, and (iv) the Escrow Agent's fees and charges imposed hereunder to the date of such proposed release of funds have been paid or otherwise provided for the Escrow Agent's satisfaction.

                    (b) If: (i) on the Expiration Date of the Offering (as such date may be extended as provided in the Offering Circular), there have not been delivered to the Escrow Agent copies of Subscription Offers for at least 537,500 Shares and 87,500 Units and deposits to the Escrow Account of collected funds representing the aggregate Purchase Price therefor (an aggregate of $6,250,000) or (ii) the Escrow Agent receives written notice from the Company's President that the Offering has otherwise been terminated or withdrawn with no Shares and Units to be sold, or, (iii) the Escrow Agent receives written notices from the Company's President from time to time that certain specified Subscription Offers will be rejected or accepted for a lesser number of Shares than the number for which the Purchase Price has been received, then the Escrow Agent shall promptly thereafter return the escrowed funds (or the appropriate portion thereof related to such specified Subscription Offers) without any deduction for expenses, charges or fees, to the Subscribers entitled thereto. Such payments to Subscribers shall be made by Escrow Agent's check mailed to the Subscribers at their addresses listed in the Subscription Offers. The Company's President agrees to give the Escrow Agent notice of any extension of the Expiration Date prior to such date.

         4. Investment of Escrowed Funds. Escrowed funds shall be invested by the Escrow Agent in a First Citizens Bank Trust Department utilized Money Market Fund that is fully insured by the Federal Deposit Insurance Corporation or fully collateralized by the U. S. Government, state or local government securities.


         5. Interest on Escrowed Funds. At such time as the Escrow Account shall be closed and Escrow Agent shall deliver all escrowed funds remaining in the Escrow Account to the Company, or shall return all such funds to Subscribers, as provided in Paragraph 3 above, it also shall deliver or make available to the Company any and all interest or income earned to date on such funds. All interest or other income earned or paid on funds in the Escrow Account shall belong to the Company.


         6. Fees and Charges. For its ordinary services rendered hereunder, the Escrow Agent shall be entitled to receive fees as described in Exhibit A to this Escrow Agreement and which shall be the obligation of and paid to the Escrow Agent by the Company.


         7. Liability of Escrow Agent. In regard to the performance of the Escrow Agent's duties hereunder, it is agreed that:

                    (a)  the Escrow Agent shall have no duties,  obligations, or
                         responsibilities    hereunder    other    than    those
                         specifically set forth herein;

                    (b) nothing herein contained shall be deemed to obligate the Escrow Agent to pay or transfer any funds hereunder unless the same has been first received by the Escrow Agent pursuant to the provisions of this Agreement;

                    (c) the Escrow Agent shall not be responsible in any manner for the validity or sufficiency of any Subscription Offer or any signatures hereto, nor shall the Escrow Agent be responsible in any manner for the subscribed for Shares or Units or for the regularity of the admission of any Subscribers as shareholders of the Company.

                    (d) The Escrow Agent shall have no duty or obligation to disburse any funds represented by any checks delivered to its hereunder until such funds have been finally collected;

                    (e) The Escrow Agent is not deemed a party to, nor is the Escrow Agent bound by or under any duty or obligation to inquire into the validity and sufficiency of, any other agreement, document, circular, certificate, or instrument which may be referred to herein; and,

                    (f) The Escrow Agent shall have no liability hereunder to any person, including the Company or the Bank, for any mistake of fact or error in judgment, or for any acts or omissions of any kind unless caused by Escrow Agent's misconduct, gross negligence or bad faith.

         8. Disputes, Indemnification. In the event of any disagreement between the parties to this Agreement, or in the event any other person or entity claims an interest in escrowed funds held hereunder, and such disagreement or claim results in conflicting demands or claims being made in connection with this Agreement or any escrowed funds held hereunder, the Escrow Agent shall be entitled, at its option, to refuse to comply with the instructions, demands or claims of the parties to this Agreement, or of any such parties, so long as such disagreement or adverse demand or claim shall continue. In such event, the Escrow Agent shall not be required to make delivery or other disposition of escrowed funds held hereunder. Anything herein to the contrary notwithstanding, the Escrow Agent shall not be or become liable to the parties to this Agreement, or to any of them, for failure of the Escrow Agent to comply with the conflicting or adverse demands or claims of the parties, or any of them, or of any other person claiming an interest in escrowed funds held hereunder. The Escrow Agent shall be entitled to continue to refrain and refuse to deliver or otherwise dispose of the escrowed funds held hereunder or any part thereof or to otherwise act hereunder, as stated above, unless (i) the rights of the parties and all other persons and entities claiming an interest in escrowed funds held hereunder have been duly adjudicated in a court having jurisdiction of the parties and the escrowed funds held hereunder, or (ii) the parties to this Agreement and such other persons and entities have reached an agreement resolving their disagreements and conflicting claims and demands and have notified the Escrow Agent in writing of such agreement and have provided the Escrow Agent with indemnity satisfactory to it against any liability, claims or damages resulting from compliance by the Escrow Agent with such agreement.

                  In addition to the foregoing, the Escrow Agent shall have the right to tender any part of or all of the escrowed funds, including interest earned, held hereunder into the registry or custody of any court having jurisdiction. Upon such tender, the parties hereto agree that the Escrow Agent shall be discharged  from all  further  duties  under  this  Agreement, provided, however, that the filing of any such legal proceeding shall not deprive the Escrow Agent of its fees and expense hereunder earned or incurred prior to such filing and discharge of the Escrow Agent of its duties hereunder.

                  The Company hereby agrees to indemnify and hold the Escrow Agent and its directors, employees, officers, agents, successors and assigns harmless from and against any and all losses, claims, damages, liabilities and expenses, including without limitation, reasonable costs of investigation and counsel fees and expenses which may be imposed on the Escrow Agent or incurred by its in connection with its acceptance of this appointment as Escrow Agent or the performance of its duties hereunder. Such indemnity includes, without limitation, all losses, damages, liabilities and expenses (including counsel fees and expenses) incurred in connection with any litigation (whether at trial or appellate levels) arising from this Agreement or involving the subject matter hereof, unless caused by or resulting from the Escrow Agent's misconduct, negligence or bad faith or from other conduct of or actions by the Escrow Agent for which it is not relieved from liability under Paragraph 7 above. The indemnification provisions contained in this Paragraph 8 are in addition to any other rights any of the indemnified parties may have by law or otherwise and shall survive termination of this Agreement or the resignation or removal of the Escrow Agent.

         9. Notices and Communications. All notices and communications hereunder shall be in writing and shall be deemed duly given if sent by U.S. mail, postage prepaid, or by hand delivery, to the following parties:

              the Escrow Agent:     First Citizens Bank & Trust Company
                                    Attention:  Diane Bowden
                                    Corporate Trust Department - DAC61
                                    Post Office Box 29522
                                    Raleigh, North Carolina  27626-0522

              the Company:          Smith River Bankshares, Inc.
                                    730 E. Church Street, #12
                                    P. O. Box 1224
                                    Martinsville, Virginia  24114-1224

         10. Resignation. The Escrow Agent, or any successor hereafter appointed, may at any time resign by giving thirty (30) days notice in writing to the parties hereto, and the Escrow Agent shall be discharged from any duties hereunder upon the appointment of a successor Escrow Agent. In the event of any such resignation, a successor Escrow Agent shall be appointed in writing by the Company's President. Any such successor Escrow Agent shall deliver to the parties hereto and to the resigning Escrow Agent written instrument accepting such appointment hereunder and thereupon. It shall be deemed to be substituted as a party hereto and succeed to all the rights and duties of the Escrow Agent hereunder and shall be entitled to receive all funds and other property then held by the predecessor Escrow Agent hereunder.

         11. Termination. The Company's President may, at any time, and upon thirty (30) days written notice, may remove the Escrow Agent from its duties hereunder and appoint a successor Escrow Agent in the manner provided above, in which event the Escrow Agent, following such notice period, shall promptly account and deliver to the successor Escrow Agent so appointed all funds and obligations held by it and the Escrow Agent shall thereafter be discharged from any further duties hereunder.

         12.      General.

                    (a) This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

                    (b) This Agreement contains the entire agreement of the parties with respect to the subject manner hereof and may be amended only by an agreement in writing duly signed by the parties hereto.

                    (c) This Agreement will be governed by and construed in accordance with the laws of North Carolina.

                    (d)  This  Agreement  will  remain in full  force and effect
                         until  the  Escrow  Agent  has   disbursed  the  entire
                         escrowed funds in accordance with the terms hereof.

                    (e) This Agreement may be executed in duplicate, any one copy of which shall be deemed to be an original.

         If the foregoing correctly sets forth the understanding between the Company and the Escrow Agent, please indicate the Company's and the Escrow Agent's acceptance thereof in the space provided below for that purpose.

ACCEPTED AND AGREED TO as of this ___ day of September, 1999.


FIRST CITIZENS BANK & TRUST COMPANY
                      (Escrow Agent)


By:___________________________________

Title:___________________________________





ACCEPTED AND AGREED TO as of this ___ day of September, 1999.


SMITH RIVER BANKSHARES INC.
                      (COMPANY)


By:___________________________________
          C. R. McCullar

Title:   President and CEO

                                    EXHIBIT A



The subscriber information be delivered to First Citizens in a diskette format that can be readily accessed by First Citizens, the following fee will be in effect:

The greater of $2,000 or $5.00 per Subscription Offer for which any funds are deposited to the Escrow Account. Fees shall be payable at the time the Escrow Account is closed and all remaining funds are released to the bank or returned to the Subscribers.

                             Amendment to Exhibit A



Expiration Date:


Extended Expiration Date:


Date of this Amendment:                                          , 1999


Smith River Bankshares, Inc.             First Citizens Bank & Trust Company

By:_________________________________     By:________________________________
           C. R. McCullar

Title:      President and CEO            Title:_____________________________